GOF P-18 10/13

SUPPLEMENT DATED OCTOBER 30, 2013

TO THE CURRENTLY EFFECTIVE PROSPECTUSES

OF

Franklin Templeton Fund Allocator Series

Franklin LifeSmart 2015 Retirement Target Fund (2015 Fund)

Franklin LifeSmart 2020 Retirement Target Fund (2020 Fund)

Franklin LifeSmart 2025 Retirement Target Fund (2025 Fund)

Franklin LifeSmart 2030 Retirement Target Fund (2030 Fund)

Franklin LifeSmart 2035 Retirement Target Fund (2035 Fund)

Franklin LifeSmart 2040 Retirement Target Fund (2040 Fund)

Franklin LifeSmart 2045 Retirement Target Fund (2045 Fund)

Franklin LifeSmart 2050 Retirement Target Fund (2050 Fund)

(together, the Target Funds)

Franklin Templeton Conservative Allocation Fund

Franklin Templeton Moderate Allocation Fund

Franklin Templeton Growth Allocation Fund

Franklin Templeton Multi-Asset Real Return Fund

The prospectus is amended as follows:

I. For the Target Funds, the Fund Summary "Principal Investment Strategies" section is amended to add the following:

Principal Investment Strategies

The board of trustees of the Franklin Templeton Fund Allocator Series approved changes to the target asset allocation glide path (glide path) and an increase in the ability to invest in underlying exchange-traded funds for the Fund to be implemented on or about January 1, 2014. The board of trustees approved changing the glide path of the Fund to include a new asset class of “alternative investments funds” and increase the percentage by which the investment manager, without shareholder approval, may vary the Fund’s investment in underlying equity and fixed-income funds from 5% to 10%.

Effective on or about January 1, 2014, the Fund’s principal investment strategies will be as follows:

Under normal market conditions, the investment manager allocates the Fund’s assets among the broad asset classes of equity, fixed-income and alternative investments by investing primarily in a distinctly-weighted combination of underlying funds, predominantly other Franklin Templeton mutual funds, based on each underlying fund's predominant asset class. A portion of each Fund’s assets may be invested in exchange traded funds (ETFs). These underlying funds and ETFs, in turn, invest in a variety of U.S. and foreign equity, fixed-income and alternative strategies securities and instruments.

The investment manager uses a predetermined glide path as a guide in allocating the Fund’s assets among underlying funds in the broad asset classes. The target asset allocations in the glide path change over time, reducing their exposure to equity investments and becoming increasingly conservative until the stated target date. At approximately the target date, the Fund’s final asset allocation mix will be 30% equity funds, 65% fixed-income funds and 5% alternative investments funds. On or about January 1, 2014, the allocation of the Fund is expected to be approximately: 36% equity funds, 59% fixed-income funds and 5% alternative investments funds (for 2015 Fund); 56% equity funds, 39% fixed-income funds and 5% alternative investments funds (for 2020 Fund); 66% equity funds, 29% fixed-income funds and 5% alternative investments  funds (for 2025 Fund); 72% equity funds, 23% fixed-income funds and 5% alternative investments  funds (for 2030 Fund); 76% equity funds, 19% fixed-income funds and 5% alternative investments  funds (for 2035 Fund); 78% equity funds, 17% fixed-income funds and 5% alternative investments  funds (for 2040 Fund); 79% equity funds, 16% fixed-income funds and 5% alternative investments  funds (for 2045 Fund); 79% equity funds, 16% fixed-income funds and 5% alternative investments  funds (for 2050 Fund).

The underlying funds and the percentage allocations in the glide path may be changed from time to time by the Fund’s investment manager without the approval of shareholders, and, under normal market conditions, the percentage allocations for equity and fixed-income funds may vary up to 10% from the stated allocations, and the allocations for the alternative investments funds may vary up to 5%. The glide path is further described and illustrated in the “Fund Details” section.

When selecting equity funds, the investment manager considers the underlying funds’ foreign and domestic exposure, market capitalization ranges, and investment style (growth vs. value). When selecting fixed-income funds, the investment manager focuses primarily on maximizing income, appropriate to the Fund’s risk profile. In evaluating the risk level of the underlying funds, including alternative investments funds, the investment manager analyzes such factors as: (a) relative and absolute performance, including correlations with other underlying funds as well as corresponding benchmarks, and (b) their volatility (the variability of returns from one period to the next).

II. For the Target Funds, the Fund Summary “Principal Risks” section is amended to add the following:

Investing in ETFs

The Fund’s investment in ETFs may subject the Fund to additional risks than if the Fund would have invested directly in the ETFs’ underlying securities. These risks include the possibility that an ETF may experience a lack of liquidity that can result in greater volatility than its underlying securities; an ETF may trade at a premium or discount to its net asset value; or an ETF may not replicate exactly the performance of the benchmark index it seeks to track. In addition, investing in an ETF may also be more costly than if a Fund had owned the underlying securities directly. The Fund, and indirectly shareholders of the Fund, bear a proportionate share of the ETF’s expenses, which include management and advisory fees and other expenses. In addition, the Fund pays brokerage commissions in connection with the purchase and sale of shares of ETFs.

III. For the Target Funds, the Fund Details “Principal Investment Policies and Practices” section is amended to add the following:

Principal Investment Policies and Practices

The board of trustees of the Trust approved changes to the target asset allocation glide path (glide path) of the Fund to be implemented on or about January 1, 2014. The addition of the alternative investments funds to the glide path is intended to clarify that these underlying funds are distinct from equity and fixed-income funds and their inclusion does not reflect a change to the overall allocation strategy.

Effective on or about January 1, 2014, the Fund’s principal investment strategies will be as follows:

Under normal market conditions, the investment manager allocates each Fund’s assets among the broad asset classes of equity and fixed-income investments by investing primarily in a distinctly-weighted combination of underlying funds, based on each underlying fund’s predominant asset class. A portion of each Fund’s assets may be invested in exchange traded funds (ETFs). In addition, a small portion of the Fund’s assets may be invested in underlying funds that provide exposure to commodities and other “alternative” investment strategies. The underlying funds and ETFs invest in a variety of U.S. and foreign equity, fixed-income and alternative investments. The investment policies of the various underlying funds are described in this Prospectus in the section called “Information about the Underlying Franklin Templeton Funds.”

Over time, a Fund’s allocation to underlying funds in the various asset classes will change according to a predetermined glide path shown in the following chart. Each Fund’s asset allocation changes over time from being less conservative (by investing primarily in equity funds when the target date is the furthest away) to becoming increasingly conservative until the stated target date (by shifting its allocation from equity funds to fixed income funds as the target date draws near). This reflects the need for reduced market risks and lower volatility as the target date approaches. The glide path and/or underlying funds may be changed from time to time by the Fund’s investment manager without the approval of shareholders, and, under normal market conditions, the actual asset allocations for equity and fixed-income funds within the Fund may vary up to 10% from those in the stated glide path.

Retirement Target Funds

Glide Path Allocation

The table below provides further detail on the strategic and tactical asset allocation approach to each Target Fund’s investments in equity funds, fixed-income funds and alternative investments funds, and illustrates the permissible range in which the tactical allocations may vary.

	Total Equity Funds Allocation		Total Fixed Income Funds Allocation		Total Alternative Investments Funds Allocation
Years to Retirement	Target Allocation	Range	Target Allocation	Range	Target Allocation	Range
40	80%	70-90%	15%	5-25%	5%	0-10%
30	78%	68-88%	17%	7-27%	5%	0-10%
20	75%	65-85%	20%	10-30%	5%	0-10%
10	65%	55-75%	30%	20-40%	5%	0-10%
0	30%	20-40%	65%	55-75%	5%	0-10%

For example, for a Fund that is 30 years from its stated target date, its approximate allocation is 78% equity funds, 17% fixed-income funds and 5% alternative investments funds, so that investors with longer investment horizons can benefit from the long-term growth potential of the equity fund asset classes. As the Fund’s stated target date approaches, its allocation to equity funds will decline, while its allocations to fixed-income funds increase.  As a result, each Fund’s asset mix will become more conservative each year; gradually approaching its final allocation of 30% equity funds, 65% fixed-income funds and 5% alternative investments funds on approximately January 1 of the target year. On or about January 1, 2014, the allocations of the Funds are expected to be approximately as follows: 36% equity funds, 59% fixed-income funds and 5% alternative investments  funds (for 2015 Fund); 56% equity funds, 39% fixed-income funds and 5% alternative investments  funds (for 2020 Fund); 66% equity funds, 29% fixed-income funds and 5% alternative investments  funds (for 2025 Fund); 72% equity funds, 23% fixed-income funds and 5% alternative investments  funds (for 2030 Fund); 76% equity funds, 19% fixed-income funds and 5% alternative investments  funds (for 2035 Fund); 78% equity funds, 17% fixed-income funds and 5% alternative investments  funds (for 2040 Fund); 79% equity funds, 16% fixed-income funds and 5% alternative investments  funds (for 2045 Fund); 79% equity funds, 16% fixed-income funds and 5% alternative investments  funds (for 2050 Fund).

Under the glide path above, when the 2015 Fund reaches its target date, the investment manager currently expects to recommend to the Fund’s Board changing the Fund’s name to “Franklin Templeton Retirement Allocation Fund” and the Fund will then maintain its asset allocation at the target date allocation of 30% equity funds, 65% fixed-income funds and 5% alternative investments funds. Subsequently, as other Funds reach their target dates, the investment manager anticipates recommending to that Fund’s Board the reorganization of any such Funds with, and into, Franklin Templeton Retirement Allocation Fund. Shareholders will be provided with information regarding any such reorganizations at that time, including information pertaining to any tax consequences of the reorganization.

IV. For all Funds, effective on or about November 18, 2013, the Fund Details “Information about the Underlying Franklin Templeton Funds” section is amended to add the following:

Underlying Alternative Investments Funds

Franklin K2 Alternative Strategies Fund

The Fund’s goal is to seek capital appreciation with lower volatility relative to the broad equity markets.

The Fund seeks to achieve its investment goal by allocating its assets across multiple non-traditional or “alternative” strategies, including, but not limited to, some or all of the following strategies: Long Short Equity, Relative Value, Event Driven and Global Macro. The Fund is structured as a multi-manager fund (meaning the Fund’s assets are managed by multiple investment advisors) and the Fund’s investment manager, K2/D&S Management Co., L.L.C. (K2 Advisors) has overall responsibility for the Fund’s investments. The K2 Advisors allocates the Fund’s assets among: (a) multiple sub-advisors who, as of the date of this prospectus, are unaffiliated with K2 Advisors and who will implement one or more non-traditional or alternative investment strategies (Sub-Advisors); and (b) investment funds, including private and registered investment vehicles and exchange traded funds.

The Fund may invest in a wide range of securities and other investments including, but not limited to: equity securities (which may include common stocks, preferred stocks and convertible securities) and debt securities (which may include bonds, notes, debentures, banker’s acceptances and commercial paper).

The Fund may also use derivatives for both hedging and non-hedging (investment) purposes, although no Sub-Advisor is required to hedge any of the Fund’s positions or to use derivatives. When used for hedging purposes, a derivative instrument could be used to protect against possible declines in a security’s or other investment’s value. The Fund’s derivative investments may include (i) futures contracts, including futures based on equity or fixed-income securities and indices, interest rate futures and currency futures and options thereon; (ii) swaps, including equity, currency, interest rate, total return and credit default swaps and options thereon; (iii) options, including call options and put options on indices, individual securities or currencies; and (iv) currency forward contracts. As a result of the Fund’s use of derivatives, the Fund may have economic leverage which means the sum of the Fund’s investment exposures through its use of derivatives may significantly exceed the amount of assets invested in the Fund, although these exposures may vary over time.

V. For all Funds, the Fund Details “Information about the Underlying Franklin Templeton Funds” section is amended to delete the “Underlying Commodities Funds” heading and move the description of the Franklin Pelagos Commodities Strategy Fund and Franklin Pelagos Managed Futures Strategy Fund under the heading “Underlying Alternative Investments Funds.”

Please keep this supplement for future reference.

GOF  SA-5  10/13

SUPPLEMENT   DATED  OCTOBER  30,  2013

TO  THE  CURRENTLY  EFFECTIVE  STATEMENT  OF  ADDITIONAL  INFORMATION OF

Franklin  Templeton  Fund  Allocator Series

Franklin  LifeSmart  2015  Retirement  Target  Fund  (2015  Fund)

 Franklin  LifeSmart  2020  Retirement  Target  Fund  (2020  Fund)

 Franklin  LifeSmart  2025  Retirement  Target  Fund  (2025  Fund)

 Franklin  LifeSmart  2030  Retirement  Target  Fund  (2030  Fund)

 Franklin  LifeSmart  2035  Retirement  Target  Fund  (2035  Fund)

 Franklin  LifeSmart  2040  Retirement  Target  Fund  (2040  Fund)

 Franklin  LifeSmart  2045  Retirement  Target  Fund  (2045  Fund)

 Franklin  LifeSmart  2050  Retirement  Target  Fund  (2050  Fund)

 (together,  the  Target  Funds)

Franklin  Templeton  Conservative  Allocation  Fund

 Franklin  Templeton  Moderate  Allocation  Fund

 Franklin  Templeton  Growth  Allocation  Fund

Franklin Templeton  Multi-Asset  Real  Return  Fund

The  Statement  of  Additional  Information  is  amended  as  follows:

I.  For  the  Target  Funds,  the  third  paragraph  under  “Goals,  Strategies  and  Risks  –  Glossary  of  Investments,  Techniques,  Strategies and  Their  Risks”  is  replaced  with the  following:

The  Fund  pursues  its  investment  goal  by  investing  primarily  in  a  distinctly-weighted  combination  of  underlying  funds, predominantly  other  Franklin  Templeton  funds  (underlying  funds).  The  Fund  may  also  invest  up  to  5%  of  its  assets directly  in  the  types  of  securities  in  which  the  underlying  funds  invest,  and  may  invest  up  to  20%   of  its  assets  in exchange  traded  funds.  In  investing  in  underlying  Franklin  Templeton  mutual  funds,  the  Funds  rely  on  Rule  12d1-2 under  the 1940  Act,  which  permits  the Fund  to  invest  in  such  underlying  funds  without  limit.

II.  For  all  Funds,  the  “Information  about  the  Underlying  Franklin  Templeton  Funds”  section  is  amended  to  add the following:

Multi-manager   approach  The  K2  Fund’s  performance  depends  on  the  skill  of  K2  Advisors  in  selecting,  overseeing, and  allocating  Fund  assets  to  the  Sub-Advisors.  The  Sub-Advisors’  investment  styles  may  not  always  be  complementary. Sub-Advisors  make  investment decisions  independently  of  one  another,  and  may  make  decisions  that  conflict  with  each other.  Moreover,  the  K2  Fund’s  multi-manager  approach  may  result  in  the  K2  Fund  investing  a  significant  percentage  of its  assets  in  certain types  of  securities,  which  could  be  beneficial  or  detrimental  to  the  K2  Fund’s  performance  depending on  the  performance  of  those  securities  and  the  overall  market  environment.  The  Sub-Advisors  may  underperform  the market  generally  or  underperform  other  investment  managers  that  could  have  been  selected  for  the Fund.

Some  Sub-Advisors  may  have  little  or  no  experience  managing  registered  investment  companies  which,  unlike  the  private investment  funds  these  Sub-Advisors  have  been  managing,  are  subject  to  daily  inflows  and  outflows  of  investor  cash  and are  subject  to  certain  legal  and  tax-related  restrictions  on  their  investments  and  operations.

Short  sales  In  a  short  sale,  the  Fund  sells  a  security  it  does  not  own  in  anticipation  of  a  decline  in  the  market  value  of  that security.  To  complete  the  transaction, the  Fund  must  borrow  the  security  to  make  delivery  to  the  buyer.  The  Fund  is  then obligated  to  replace  the  security  borrowed  by  purchasing  it  at  the  market  price  at  the  time  of  replacement.  The  price  at this  time  may  be  more  or  less  than  the  price  at  which  the  security  was  sold  by  the  Fund.  Until  the  security  is  replaced, the  Fund  must  pay  the  lender  any  dividends  or interest  that  accrue  during  the  period  of  the  loan.  To  borrow  the  security, the  Fund  also  may  be  required  to  pay  a  premium,  which  would  increase  the  cost  of  the  security  sold.  The  proceeds  of  the short  sale  will  be  retained by  the  broker,  to  the  extent  necessary  to  meet  margin  requirements,  until  the  short  position  is closed  out.  In  buying  the  security  to  replace  the  borrowed  security, the  Fund  expects  to  acquire  the  security  in  the  market for  less  than  the amount  it  earned  in  the short  sale,  thereby  yielding  a  profit.

The  Fund  will  incur  a  loss  as  a  result  of  the  short  sale  if  the  price  of  the  security  increases  between  the  date  of  the  short  sale   and  the  date on  which  the  Fund  replaces  the  borrowed  security,  and  the  Fund  will  realize  a gain  if  the  security  declines  in price  between  those  same  dates.  The  amount  of  any  gain  will  be  decreased,  and  the  amount  of  any  loss  increased,  by  the amount  of  any  premium,  dividends  or  interest  the  Fund  is  required  to  pay  in  connection  with  the  short  sale.

The  Fund  will  segregate  assets  by appropriate  notation  on its  books  or  the  books  of  its  custodian  an amount equal  to  the difference  between  (a)  the  market  value  of  the  securities  sold  short  at  the  time  they  were  sold  short  and  (b)  any  cash or  securities  required  to  be  deposited as  collateral  with  the  broker  in  connection  with  the  short  sale (not  including  the proceeds  from  the  short  sale).  The  Fund’s  policies  and  procedures  regarding  segregating  such  assets  are  described  more fully  under  “Borrowing”  in  this  SAI.

The  Fund  may  make  a  short  sale  when  the  investment  manager  believes  the  price  of  the  stock  may  decline  and  when  the investment  manager  does  not  currently  want  to  sell  the  stock  or  convertible  security  it  owns.  In  this  case,  any  decline in  the  value  of  the  Fund’s  portfolio  securities  would  be  reduced  by  a  gain  in  the  short  sale  transaction.  Conversely,  any increase  in  the value  of  the Fund’s  portfolio  securities  would  be  reduced  by  a  loss  in  the short  sale  transaction.

The  investment  manager  has  adopted  short  sale  procedures  to  prevent  the  short  sale  of  a  security  by  the  Fund  where another  client  of  the  investment  manager  also  holds  that  security.  The procedures  prohibit  the  execution  of  short  sales by  the  Fund  when  there  are  open  buy  or  sell  orders  or  current  long  portfolio  holdings  in  the  same  security  or  economic equivalent  (e.g.,  a  bond  convertible  into  common  stock)  on  the  same trading  desk  on  which  the  investment  manager places  trades  or  in  the  portfolios  of  other  accounts  managed  by  the  investment  manager.  In  addition,  the  procedures prohibit  the  execution of  purchases  and  sales  when  there  are  open  short  sale orders  in  the  same  security  on  the  same trading  desk  on  which  the investment  manager  places  trades.

Short  sales  “against  the  box”  are  transactions  in  which  the  Fund  sells  a  security  short  but  it  also  owns  an  equal  amount  of the  securities  sold  short  or  owns  securities  that  are  convertible  or  exchangeable,  without  payment  of  further  consideration, into  an  equal  amount  of  such  security.

Event  driven  investments   A merger  or other  restructuring,  or a tender  or exchange  offer,  proposed  or pending  at  the  time the  Fund  makes  an  event  driven  investment  may  not  be  completed  on  the  terms or  within  the  time  frame contemplated, which  may  result  in  losses  to  the  Fund.  Debt  obligations  of  distressed  companies  typically  are  unrated,  lower-rated,  in default  or  close  to  default.  Also,  securities  of  distressed  companies  are  generally  more  likely  to  become  worthless  than  the securities  of  more  financially  stable  companies.

Please  keep  this  supplement  for  future  reference.